                                                                     EXHIBIT 2.2

                                AMENDMENT NO. 1
                          TO STOCK PURCHASE AGREEMENT


          This Amendment No. 1 to Stock Purchase Agreement is entered into as of November 15, 1998 by and among Tetra Tech, Inc., a Delaware corporation ("Tetra Tech"), Tetra Tech Canada Ltd., an Ontario corporation and wholly-owned subsidiary of Tetra Tech ("TTC"), and Raymond Conroy, Elizabeth Stanmore, Leonard Stanmore, Peter Nicoletti, Silvana Nicoletti, James Suen, Gordon Brooks and Andre Greco (collectively, the "Shareholders").


                                R E C I T A L S

          WHEREAS, Tetra Tech, TTC and the Shareholders have entered into that certain Stock Purchase Agreement dated as of September 22, 1998 (the "Original Agreement") with respect to the purchase by TTC of the Shares (as defined in the Original Agreement) owned by the Shareholders; and

          WHEREAS, Tetra Tech, TTC and the Shareholders desire to amend certain provisions of the Original Agreement as more specifically set forth below;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Tetra Tech, TTC and the Shareholders agree as follows:

          1. The first two sentences of subparagraph (a) of Section 1.2 of the Original Agreement are hereby amended in full to read as follows:

          "The total price to be paid by TTC to the Shareholders for the Shares shall be $21,596,865.13 U.S. Dollars (the "Purchase Price"). Of such amount, $3,465,891.33 shall be paid in cash on the Closing Date (as defined in Section
6.1 hereof) by wire transfer of immediately available funds. In addition, the Shareholders shall receive cash on the Closing Date in the aggregate sum of $1,049,575.87 U.S. Dollars which represents the payment in full of liabilities due to them by the Sentrex Companies (as defined in the Original Agreement)."

          2. Exhibit 1.2C to the Original Agreement shall be deleted in its entirety and replaced by Exhibit 1.2C attached hereto.

          3. Article 8 of the Original Agreement is hereby incorporated herein by reference.

          4. Except as set forth in this Amendment No. 1 to Stock Purchase Agreement, all of the terms and conditions of the Original Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Stock Purchase Agreement as of the date first above written.

                              TETRA TECH, INC.


                              By:  ______________________________
                                   Li-San Hwang
                                   Chief Executive Officer
                                     and President

                              TETRA TECH CANADA LTD.


                              By:  ______________________________
                                   Leonard Stanmore
                                   President


                              ___________________________________
                              Raymond Conroy

                              ___________________________________
                              Elizabeth Stanmore

                              ___________________________________
                              Leonard Stanmore

                              ___________________________________
                              Peter Nicoletti

                              ___________________________________
                              Silvana Nicoletti

                              ___________________________________
                              James Suen

                              ___________________________________
                              Gordon Brooks

                              ___________________________________
                              Andre Greco

                                                                    EXHIBIT 1.2C

              STOCK PURCHASE AGREEMENT AMONG TETRA TECH, INC. AND
                         THE SENTREX GROUP OF COMPANIES

Consideration to be Received by the Company's Shareholders


                                               Relative            Total
Shareholder                      Shares       Ownership           Payment
-------------------------     ----------     ------------     ---------------
1056584 ONTARIO LIMITED
Leonard Stanmore                   101          100.00%            3,064,789
                              ----------     ------------     ---------------
Total                              101          100.00%            3,064,789
                              ----------     ------------     ---------------
                              ----------     ------------     ---------------

1056585 ONTARIO LIMITED
Peter Nicoletti                    101          100.00%            2,417,714
                              ----------     ------------     ---------------
Total                              101          100.00%            2,417,714
                              ----------     ------------     ---------------
                              ----------     ------------     ---------------

VENTURE CABLE LIMITED
Leonard Stanmore                    32           32.00%               68,265
Peter Nicoletti                     32           32.00%               68,265
Andre Greco                         18           18.00%               69,615
Gordon Brooks                       18           18.00%               69,615
                              ----------     ------------     ---------------
Total                              100          100.00%              275,760
                              ----------     ------------     ---------------
                              ----------     ------------     ---------------

CEN-COMM COMMUNICATIONS INC.
Raymond Conroy                     124           40.00%            1,223,635
Elizabeth Stanmore                 186           60.00%            1,844,046
                              ----------     ------------     ---------------
Total                              310          100.00%            3,067,681
                              ----------     ------------     ---------------
                              ----------     ------------     ---------------

SENTREX ELECTRONICS INC.
Leonard Stanmore                   100           16.67%              116,060
Peter Nicoletti                    100           16.67%              116,060
James Suen                         200           33.33%              219,257
Elizabeth Stanmore                 100           16.67%              116,060
Silvana Nicoletti                  100           16.67%              116,060
                              ----------     ------------     ---------------
Total                              600          100.00%              683,497
                              ----------     ------------     ---------------
                              ----------     ------------     ---------------

LAL CORP.
Leonard Stanmore                 1,350           45.00%            5,911,650
Peter Nicoletti                    750           25.00%            3,284,250
James Suen                         300           10.00%            1,313,700
Raymond Conroy                     600           20.00%            2,627,400
                              ----------     ------------     ---------------
Total                            3,000          100.00%           13,137,000
                              ----------     ------------     ---------------
                              ----------     ------------     ---------------

GRAND TOTALS
Leonard Stanmore                 1,583           37.58%            9,160,764
Peter Nicoletti                    983           23.34%            5,886,289
Raymond Conroy                     724           17.19%            3,851,035
James Suen                         500           11.87%            1,532,957
Elizabeth Stanmore                 286            6.79%            1,960,106
Silvana Nicoletti                  100            2.37%              116,060
Andre Greco                         18            0.43%               69,615
Gordon Brooks                       18            0.43%               69,615
                              ----------     ------------     ---------------
Total                            4,212          100.00%           22,646,441
                              ----------     ------------     ---------------
                              ----------     ------------     ---------------







                                     Advance              Shares @
Shareholder                          Payment               19.70
-------------------------         ---------------      -------------
1056584 ONTARIO LIMITED
Leonard Stanmore                      280,334.40            124,458
                                  ---------------      -------------
Total                                 280,334.40            124,458
                                  ---------------      -------------
                                  ---------------      -------------

1056585 ONTARIO LIMITED
Peter Nicoletti                       269,241.47             98,181
                                  ---------------      -------------
Total                                 269,241.47             98,181
                                  ---------------      -------------
                                  ---------------      -------------

VENTURE CABLE LIMITED
Leonard Stanmore                               -              2,772
Peter Nicoletti                                -              2,772
Andre Greco                                    -              3,533
Gordon Brooks                                  -              2,827
                                  ---------------      -------------
Total                                          -             11,904
                                  ---------------      -------------
                                  ---------------      -------------

CEN-COMM COMMUNICATIONS INC.
Raymond Conroy                                 -             49,690
Elizabeth Stanmore                             -             74,885
                                  ---------------      -------------
Total                                          -            124,575
                                  ---------------      -------------
                                  ---------------      -------------

SENTREX ELECTRONICS INC.
Leonard Stanmore                               -              4,713
Peter Nicoletti                                -              4,713
James Suen                                     -              8,903
Elizabeth Stanmore                             -              4,713
Silvana Nicoletti                              -              4,713
                                  ---------------      -------------
Total                                          -             27,755
                                  ---------------      -------------
                                  ---------------      -------------

LAL CORP.
Leonard Stanmore                      225,000.00            240,067
Peter Nicoletti                       125,000.00            133,370
James Suen                             50,000.00             53,348
Raymond Conroy                        100,000.00            106,696
                                  ---------------      -------------
Total                                 500,000.00            533,481
                                  ---------------      -------------
                                  ---------------      -------------

GRAND TOTALS
Leonard Stanmore                         505,334            372,010
Peter Nicoletti                          394,241            239,036
Raymond Conroy                           100,000            156,386
James Suen                                50,000             62,251
Elizabeth Stanmore                             -             79,598
Silvana Nicoletti                              -              4,713
Andre Greco                                    -              3,533
Gordon Brooks                                  -              2,827
                                  ---------------      -------------
Total                               1,049,575.87            920,354
                                  ---------------      -------------
                                  ---------------      -------------







                                    Consideration                  Total
Shareholder                  Share Value*       Cash Value     Consideration
-------------------------  ---------------   ---------------  ---------------
1056584 ONTARIO LIMITED
Leonard Stanmore             2,451,822.60       332,632.00      2,784,454.60
                           ---------------   ---------------  ---------------
Total                        2,451,822.60       332,632.00      2,784,454.60
                           ---------------   ---------------  ---------------
                           ---------------   ---------------  ---------------

1056585 ONTARIO LIMITED
Peter Nicoletti              1,934,165.70       214,306.83      2,148,472.53
                           ---------------   ---------------  ---------------
Total                        1,934,165.70       214,306.83      2,148,472.53
                           ---------------   ---------------  ---------------
                           ---------------   ---------------  ---------------

VENTURE CABLE LIMITED
Leonard Stanmore                54,608.40        13,656.60         68,265.00
Peter Nicoletti                 54,608.40        13,656.60         68,265.00
Andre Greco                     69,600.10            14.90         69,615.00
Gordon Brooks                   55,691.90        13,923.10         69,615.00
                           ---------------   ---------------  ---------------
Total                          234,508.80        41,251.20        275,760.00
                           ---------------   ---------------  ---------------
                           ---------------   ---------------  ---------------

CEN-COMM COMMUNICATIONS INC.
Raymond Conroy                 978,893.00       244,742.00      1,223,635.00
Elizabeth Stanmore           1,475,234.50       368,811.50      1,844,046.00
                           ---------------   ---------------  ---------------
Total                        2,454,127.50       613,553.50      3,067,681.00
                           ---------------   ---------------  ---------------
                           ---------------   ---------------  ---------------

SENTREX ELECTRONICS INC.
Leonard Stanmore                92,846.10        23,213.90        116,060.00
Peter Nicoletti                 92,846.10        23,213.90        116,060.00
James Suen                     175,389.10        43,867.90        219,257.00
Elizabeth Stanmore              92,846.10        23,213.90        116,060.00
Silvana Nicoletti               92,846.10        23,213.90        116,060.00
                           ---------------   ---------------  ---------------
Total                          546,773.50       136,723.50        567,437.00
                           ---------------   ---------------  ---------------
                           ---------------   ---------------  ---------------

LAL CORP.
Leonard Stanmore             4,729,319.90       957,330.10      5,686,650.00
Peter Nicoletti              2,627,389.00       531,861.00      3,159,250.00
James Suen                   1,050,955.60       212,744.40      1,263,700.00
Raymond Conroy               2,101,911.20       425,488.80      2,527,400.00
                           ---------------   ---------------  ---------------
Total                       10,509,575.70     2,127,424.30     12,637,000.00
                           ---------------   ---------------  ---------------
                           ---------------   ---------------  ---------------

GRAND TOTALS
Leonard Stanmore             7,328,597.00     1,326,832.60      8,655,429.60
Peter Nicoletti              4,709,009.20       783,038.33      5,492,047.53
Raymond Conroy               3,080,804.20       670,230.80      3,751,035.00
James Suen                   1,226,344.70       256,612.30      1,482,957.00
Elizabeth Stanmore           1,568,080.60       392,025.40      1,960,106.00
Silvana Nicoletti               92,846.10        23,213.90        116,060.00
Andre Greco                     69,600.10            14.90         69,615.00
Gordon Brooks                   55,691.90        13,923.10         69,615.00
                           ---------------   ---------------  ---------------
Total                       18,130,973.80     3,465,891.33     21,596,865.13
                           ---------------   ---------------  ---------------
                           ---------------   ---------------  ---------------

*Given the effect of cash in lieu of fractional shares

%                                   83.95%           16.05%
